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                      Prudential Money Market Mutual Funds
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                      Supplement dated December 28, 2001.

   In this Supplement, each investment portfolio to which this Supplement relates is referred to as a 'Fund.'

   Effective January 15, 2002, each Fund is changing the time at which it calculates its net asset value per share (NAV) from 4:30 p.m. New York time to the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m. New York time, as described below. This change also affects the time by which a Fund must receive orders to buy, sell or exchange Fund shares in order to receive the same day's NAV.

   The information in this Supplement supersedes any contrary information that may be contained either in the prospectuses to which this Supplement relates or in the statements of additional information that correspond to these Funds. This supplement relates to various sections within the prospectus section generally entitled 'How to Buy, Sell and Exchange Shares of the Fund.'

1. The following modifies the section generally entitled 'How to Buy Shares--Understanding the Price You'll Pay.'

      We determine each Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.

2. The following modifies the section entitled 'How to Sell Your Shares.'

      If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day.

3. The following modifies the section entitled 'Telephone Redemptions or Exchanges.'

      In order to redeem or exchange your shares by telephone, you must call the Fund before 4:00 p.m. New York time.

4. The following modifies the section entitled 'Expedited Redemption Privilege.'

      Expedited redemption requests must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on the day's NAV.

      The information in this Supplement relates to the prospectuses indicated below.

Fund Name                                               Date of Prospectus
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Cash Accumulation Trust
  Liquid Assets Fund..................................  November 28, 2001
  National Money Market Fund..........................  November 28, 2001
COMMAND Government Fund...............................  August 23, 2001
COMMAND Money Fund....................................  August 23, 2001
COMMAND Tax-Free Fund.................................  August 23, 2001
Prudential California Municipal Fund
  California Money Market Series......................  November 1, 2001

MF2001C9

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Fund Name                                               Date of Prospectus
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Prudential Government Securities Trust
  Money Market Series.................................  January 31, 2001
  U.S. Treasury Money Market Series...................  January 31, 2001
Prudential MoneyMart Assets, Inc......................  February 28, 2001
Prudential Municipal Series Fund
  New Jersey Money Market Series......................  November 1, 2001
  New York Money Market Series........................  November 1, 2001
Prudential Tax-Free Money Fund, Inc...................  March 15, 2001
Special Money Market Fund, Inc........................  August 24, 2001